UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 OR 15(d) of
                      The Securities Exchange Act of 1934

               Date of Report (Date of earliest event reported)
                                January 6, 2005

                           LASALLE HOTEL PROPERTIES
            (Exact name of registrant as specified in its charter)

            Maryland                     1-14045                 36-4219376
  (State or Other Jurisdiction         (Commission              (IRS Employer
        of Incorporation)              File Number)          Identification No.)


           3 Bethesda Metro Center
                  Suite 1200
              Bethesda, Maryland                                20814
   (Address of principal executive offices)                   (Zip Code)

              Registrant's telephone number, including area code
                                (301) 941-1500

                                Not Applicable
  --------------------------------------------------------------------------
         (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item  2.01    Completion of Acquisition or Disposition of Assets.

              On January 6, 2005, LaSalle Hotel Properties (the "Company") acquired the Hilton San Diego Gaslamp Quarter for $85.0 million. The Hilton San Diego Gaslamp Quarter is an upscale full-service hotel located in the Gaslamp historic district of San Diego, California. The 282 room hotel also contains approximately 7,800 square feet of interior meeting and function space, and has access to approximately 31,800 square feet of additional outdoor meeting and function space. The Company acquired the hotel from S.D. Bridgeworks LLC.

Item  2.02    Results of Operations and Financial Condition.

              On January 6, 2005, the Company issued a press release announcing its estimated results of operations for the three months ended December 31, 2004. A copy of such press release is furnished as Exhibit 99.1 to this report.

              The information in Item 2.02 of this report, including the information in the press release attached as Exhibit 99.1 to this report, is furnished pursuant to Item 2.02 of Form 8-K and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section. Furthermore, the information in Item 2.02 of this report, including the information in the press release attached as Exhibit 99.1 to this report, shall not be deemed to be incorporated by reference in the filings of the registrant under the Securities Act of 1933.

Item 7.01     Regulation FD Disclosure.

              On January 6, 2005, the Company issued a press release announcing its outlook for 2005. A copy of such press release is furnished as
Exhibit 99.1 to this report.

              The information in Item 7.01 of this report, including the information in the press release attached as Exhibit 99.1 to this report, is furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section. Furthermore, the information in Item 7.01 of this report, including the information in the press release attached as Exhibit 99.1 to this report, shall not be deemed to be incorporated by reference in the filings of the registrant under the Securities Act of 1933.

Item 9.01     Financial Statements and Exhibits.

(c) Exhibits.

   Exhibit No.              Description
-----------------    ---------------------------

      99.1 Press release dated January 6, 2005, issued by LaSalle Hotel Properties disclosing the acquisition of the Hilton San Diego Gaslamp Quarter, providing an estimate the results of operations for the three months ended December 31, 2004, and providing an outlook for 2005.

     The information contained in the press release attached as Exhibit 99.1 to this report shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section. Furthermore, the information contained in the press release attached as Exhibit 99.1 to this report shall not be deemed to be incorporated by reference in the filings of the registrant under the Securities Act of 1933.


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


                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        LASALLE HOTEL PROPERTIES

                                        By: /s/ Hans S. Weger
                                            --------------------------
                                            Hans S. Weger
                                            Chief Financial Officer

Date: January 7, 2005




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


                                 EXHIBIT INDEX


Exhibit
Number                               Description

  99.1 Press release dated January 6, 2005, issued by LaSalle Hotel Properties disclosing the acquisition of the Hilton San Diego Gaslamp Quarter, providing an estimate the results of operations for the three months ended December 31, 2004, and providing an outlook for 2005.






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